Exhibit 10.17

FORM OF

SECOND AMENDMENT TO THE

AMENDED AND RESTATED

TECHNOLOGY LICENSE AGREEMENT

This Second Amendment to the Amended and Restated Technology License and Services Agreement, dated as of November 29, 2018 (“Execution Date”), is made by and between Neurotrope Bioscience, a Delaware corporation (“Neurotrope”), on the one hand, and Cognitive Research Enterprises Inc., a not-for-profit institution organized and existing under the laws of the State of West Virginia (“CRE” FKA the Blanchette Rockefeller Neurosciences Institute, Inc.), and NRV II, LLC, a limited liability company organized under and existing under the laws of the State of Delaware (“NRV II”), on the other hand. Each of Neurotrope, CRE and NRV II may be referred to as a “Party” and collectively as “Parties” in this Amendment as the case may be.

WHEREAS, the Parties entered into the Amended and Restated Technology License and Services Agreement, dated February 4, 2015 (the “TLSA”) and an Amendment thereto, dated November 12, 2015 (“TLSA Amendment”), pursuant to which CRE and NRV II granted certain rights in certain technology to Neurotrope; and

WHEREAS, Section 5.6 of the TLSA provides for the prosecution and maintenance of patents and applications for the “Licensed IP” as defined in Section 1.30 of the TLSA; and

WHEREAS, the Parties desire to amend Section 5.6 to modify the prosecution and maintenance obligations of the Parties; and

WHEREAS, the Parties have agreed that it is in the best interest of all of the Parties to amend Section 5.6 “Prosecution and Maintenance.”

NOW, THEREFORE, in consideration of $10,000 USD payable by Neurotrope to CRE and NRV II within five (5) business days of the Execution Date and the mutual covenants, and subject to the terms and conditions, set forth herein, and intending to be legally bound, the Parties hereby agree as follows:

1.	Effective Date and Payment of Outstanding Invoices and Expenses.

(a)	Neurotrope shall pay to CRE all outstanding invoices and accrued expenses associated with the Licensed IP listed below in Schedule I, which must occur within thirty (30) days of the Execution Date.

(b)	The Effective Date of this Second Amendment shall be the date on which Neurotrope pays to CRE such outstanding invoices and accrued expenses.

2.	Amendment to Section 5.6. Section 5.6 of the TLSA is hereby amended and restated and to read as follows:

“5.6  Prosecution and Maintenance.  As between Neurotrope and CRE, CRE shall have no right and Neurotrope shall have the sole and exclusive right and the obligation, to apply for, file, prosecute, and maintain patents and applications for the Licensed IP, in each case, in any jurisdiction throughout the world. Neurotrope shall pay for all of the attorneys’ fees, translation costs, filing fees, maintenance fees, portfolio transfer expenses, and other costs and expenses related to any of the foregoing.  Upon Neurotrope’s request, CRE shall cooperate fully with Neurotrope (including executing and delivering all documents, providing all information, and taking all such action as may be necessary or appropriate) in preparing, executing, filing and prosecuting applications to patent or register any Licensed IP, and applications for other related patents and registrations and in maintaining all such patents and registrations as may issue. In the event Neurotrope intends to abandon or cease any patent or application payment of maintenance fees, costs and/or expenses for any patent or application for the Licensed IP, Neurotrope shall provide CRE with written notice of such intent to abandon or cease payments at least sixty (60) days in advance of any relevant deadline, at which time CRE may (but shall not be obligated to) undertake such prosecution or maintenance at CRE’s sole discretion. The Licensed IP that is the subject of such abandonment or such fee, cost or expense shall be deemed to not be Licensed IP as of the date of such notice (and thereafter not licensed or sublicensed to Neurotrope pursuant to this Agreement).”

3.	Licensed IP. The Parties acknowledge that Schedule I attached hereto is a true and complete list of all Licensed IP.

4.	Miscellaneous. All terms and conditions of the TLSA not modified by this Amendment shall continue in full force and effect in accordance with their terms. The Parties agree that pursuant to the terms of this Amendment, the TLSA shall be considered in full force and effect, and that “CRE” shall replace “BRNI” in whatever sections in the TLSA that the term BRNI is used.

IN WITNESS THEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives as set forth below.

NEUROTROPE BIOSCIENCE, INC.	COGNITIVE RESEARCH ENTERPRISES, INC.

By:	By:
Name: Charles Ryan	Name: Shana Kay Phares
Title: Chief Executive Officer	Title: President and Chief Executive Officer

NRV II, LLC

By:
Name: Neuroscience Research Ventures, Inc.
Title: Managing Member

Schedule I

Application Number	Country	Filing Date	Patent Number	Issue Date	Status
10/167,491	United States of America	13-Jun-2002	6,825,229	30-Nov-2004	ISSUED-INAC
10/933,536	United States of America	03-Sep-2004			Abandoned
10/937,509	United States of America	10-Sep-2004			Abandoned
11/802,842	United States of America	25-May-2007			FINAL REJ.
12/538,245	United States of America	10-Aug-2009	9,066,923	30-Jun-2015	ISSUED
12/883,444	United States of America	16-Sep-2010	9,345,685	24-May-2016	ISSUED-INAC
13/042,892	United States of America	08-Mar-2011			REJECTED
13/851,161	United States of America	27-Mar-2013	9,539,235	10-Jan-2017	Issued
14/929,731	United States of America	02-Nov-2015	9,446,020	20-Sep-2016	Issued
15/370,156	United States of America	06-Dec-2016			Pending
03716386.2	European Patent Convention	14-Sep-2004			Pending
10000734.3	European Patent Convention	25-Jan-2010			REJECTED
05784925.9	European Patent Convention	22-Feb-2007			Appealed
03742389.4	European Patent Convention	12-Jan-2005			Abandoned
PCT/US2003/007101	Patent Cooperation Treaty	07-Mar-2003			Inactive
PCT/US2003/020820	Patent Cooperation Treaty	02-Jul-2003			COMPLETED
PCT/US2005/028522	Patent Cooperation Treaty	10-Aug-2005			COMPLETED
14/222,922	United States of America	24-Mar-2014			REJECTED
14/825,488	United States of America	13-Aug-2015			Pending
07749484.7	European Patent Convention	17-Feb-2009			Abandoned
12002638.0	European Patent Convention	16-Apr-2012			Abandoned
14001452.3	European Patent Convention	22-Apr-2014			REJECTED
12/068,742	United States of America	11-Feb-2008			FINAL REJ.
08725395.1	European Patent Convention	04-Sep-2009	2121000	23-Sep-2015	ISSUED-INAC
14001303.8	European Patent Convention	09-Apr-2014			REJECTED
15002036.0	European Patent Convention	07-Jul-2015			Published

Application Number	Country	Filing Date	Patent Number	Issue Date	Status
PCT/US2008/001755	Patent Cooperation Treaty	11-Feb-2008			COMPLETED
PCT/US2008/006158	Patent Cooperation Treaty	14-May-2008			COMPLETED
12/510,681	United States of America	28-Jul-2009	8,163,800	24-Apr-2012	Issued
13/401,459	United States of America	01-Feb-2012	9,119,825	01-Sep-2015	ISSUED-INAC
14/803,762	United States of America	20-Jul-2015			REJECTED
09790874.3	European Patent Convention	17-Feb-2011			REJECTED
PCT/US2009/051927	Patent Cooperation Treaty	28-Jul-2009			COMPLETED
13/817,040	United States of America	14-Feb-2013	9,597,312	21-Mar-2017	Allowed
EP11751750.8	European Patent Convention	01-Mar-2013			Pending
PCT/US11/48493	Patent Cooperation Treaty	19-Aug-2011			COMPLETED
14/357,654	United States of America	12-May-2014	9,163,032	20-Oct-2015	ISSUED-INAC
12795194.5	European Patent Convention	10-Jun-2014			Pending
PCT/US12/64783	Patent Cooperation Treaty	13-Nov-2012			COMPLETED
14/357,661	United States of America	12-May-2014			REJECTED
12794822.2	European Patent Convention	12-Jun-2014			Published
PCT/US12/64787	Patent Cooperation Treaty	13-Nov-2012			COMPLETED
15/028,487	United States of America	11-Apr-2016			Published
14793391.5	European Patent Convention	20-Oct-2014			Published
PCT/US2014/061368	Patent Cooperation Treaty	20-Oct-2014			COMPLETED
15/126,339	United States of America	15-Sep-2016			Pending
15715942.7	European Patent Convention	27-Mar-2015			Published
PCT/US2015/23090	Patent Cooperation Treaty	27-Mar-2015			COMPLETED
PCT/US2016/056201	Patent Cooperation Treaty	08-Oct-2016			Pending
62/335,040	United States of America	11-May-2016			Pending